                                                                     EXHIBIT 4.1

  Number
                        careerbuilder                 Shares
CB                  ---------------------
                    www.careerbuilder.com
  COMMON STOCK                                       COMMON STOCK

                     CAREERBUILDER, INC.

       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                             CUSIP 141684 10 0


THIS CERTIFIES THAT


                                           SEE REVERSE FOR CERTAIN DEFINITIONS




is the owner of


              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                         $.001 PAR VALUE PER SHARE, OF
                              CAREERBUILDER, INC.
                              (the "Corporation").

     The shares represented by this certificate are transferable on the books of the Corporation by the holder of record thereof, or by duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation and any amendments thereto (copies of which are on file at the principal executive offices of the Corporation), to all of which provisions the holder by acceptance hereto assents.

     This Certificate is not valid unless countersigned and registered by the Corporation's transfer agent and registrar.

     IN WITNESS THEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

     Dated:


                              CAREERBUILDER, INC.
                                   CORPORATE
                                      SEAL
                                      1995
                                    DELAWARE
                                       *
            [sig]                                            [sig]

          SECRETARY                                         CHAIRMAN


                         COUNTERSIGNED AND REGISTERED:
                               AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                 TRANSFER AGENT AND REGISTRAR
                         BY


                                                         AUTHORIZED SIGNATURE

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the transfer agent.


     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common                      UNIF GIFT MIN ACT-__________ Custodian ____________
     TEN ENT  - as tenants by the entireties                                  (Cust)               (Minor)
     JT TEN   - as joint tenants with right                                under Uniform Gifts to Minors
                of survivorship and not as                                 Act ______________________________
                tenants in common                                                        (State)

                                                       UNIF TRANS MIN ACT-___________Custodian ______________
                                                                            (Cust)                (Minor)
                                                                          under Uniform Transfers to Minors
                                                                          Act________________________________
                                                                                         (State)


      Additional abbreviations may also be used though not in the above list.


     For value received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------


------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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________________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney,
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:
       ------------------



                        X
                          ---------------------------------------------------

                        X
                          ---------------------------------------------------
                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                          WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By
  ------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.